Fees Summary	Dec. 04, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	19,535.21
Total Transaction Valuation	141,456,981.93
Total Offset Amount	0.00
Net Fee	$ 19,535.21